                               SENTRY FUND, INC.

                                   [GRAPHIC]

                                No sales charges
                                        -
                               No redemption fees
                                       -
                                 No 12b-1 fees

                               SEMI-ANNUAL REPORT
                                 April 30, 1999

                            [SENTRY FUND, INC LOGO]

                        [SENTRY FUND, INC.  LETTERHEAD]

MESSAGE TO SHAREHOLDERS                                            June 3, 1999

We are pleased to provide this Sentry Fund, Inc., semi-annual report. The following are investment results for the time periods ended April 30, 1999:


                                                                Average Annual
                              Total Return*                      Total Return*
                              -------------                      -------------
    1 Year                       -1.62%                            -1.62%
    5 Year                      108.35%                            15.81%
    10 Year                     267.75%                            13.91%

The U.S. economy continued on a favorable path of strong growth and low inflation through the end of 1998 and the first quarter of 1999. Real Gross Domestic Product increased 6.0% in the fourth quarter of 1998 and is up 4.5% for the first quarter of 1999. We expect growth to slow during the latter half of 1999.

Inflation was nearly non-existent as the CPI increased at an annualized rate of 1% in 1998. Inflation continued to be low during the first quarter of 1999. The combination of solid economic growth and low inflation produced a positive environment for investors.

The Dow Jones Industrial Average reached a value of 10,000 for the first time in March. Large capitalization stocks continued to lead the performance and drive the index to new highs. We remain optimistic about the direction of the market during 1999, but expect some pull back from the currently lofty levels toward the end of the year.

Steven R. Boehlke retired from Sentry Insurance Company and resigned as president of Sentry Fund, Inc. effective December 31, 1998. At the March 11, 1999 Board of Directors meeting, James J. Weishan was elected president of Sentry Fund, Inc.

We appreciate your participation and support of the Sentry Fund. We look forward to your continued participation in the future.

Sincerely,


/s/ James J. Weishan
James J. Weishan
President


* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction; and had it been reflected, the charge would reduce the performance quoted.

                                SENTRY FUND, INC.



                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1999
                                   (Unaudited)


ASSETS:
Investments in securities, at
    market value (cost $67,103,493              $109,115,064

Cash                                                  26,865
Receivables:
    Investment securities sold                       831,604
    Dividends                                         66,208
                                                ------------
      Total assets                                                 $110,039,741

LIABILITIES:
    Investment securities purchased                  843,750
    Investment advisory fees                         202,119
    Transfer agent fees                                2,494
    Custodian fees                                       425
    Professional services                             13,500
    Insurance coverage                                 5,052
    Printing charges payable                           4,053
                                                ------------
         Total liabilities                                            1,071,393
                                                                   ------------

NET ASSETS                                                         $108,968,348
                                                                   ============

ANALYSIS OF NET ASSETS:
    Paid in capital                                                $ 60,428,056
    Undistributed net investment income                                 305,724
    Accumulated undistributed net realized gain
       on sales of investments                                        6,222,998
    Net unrealized appreciation on investments                       42,011,570
    Net assets, for 5,708,574 shares outstanding                   $108,968,348
                                                                   ============


    Net Asset Value and
       Redemption and Offering Price per share                     $      19.09
                                                                   ============



                             STATEMENT OF OPERATIONS
                     For the Six Months Ended April 30, 1999
                                   (Unaudited)


INVESTMENT INCOME:
     Income:
        Dividends                                   $ 775,454
        Interest                                      146,240
                                                    ---------
          Total investment income                                  $   921,694

     Expenses:
        Investment advisory fees                      419,522
        Transfer agent fees                            15,068
        Professional services                           9,296
        Printing, stationery and postage                4,053
        Licenses and fees                              16,315
        SEC filing fees                                 1,779
        Directors' fees                                 1,500
        Other expenses                                  8,861
                                                   ----------
          Total expenses                                                476,394
                                                                     ----------

          Net investment income                                    $    445,300
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS:
        Net realized gain on sales of investments                     6,158,108
        Increase in unrealized appreciation
          of investments                                                823,542
                                                                   ------------
        Net realized and unrealized gain
          on  investments                                             6,981,650
                                                                   ------------
        Net increase in net assets resulting
          from operations                                          $  7,426,950
                                                                   ============



                 See accompanying notes to financial statements

                                SENTRY FUND, INC.

                   STATEMENTS OF CHANGES IN NET ASSETS For the
                    Six Months Ended April 30, 1999 and 1998
                                   (Unaudited)


                                                            1999                       1998
                                                            ----                       ----

OPERATIONS:
     Net investment income                             $    445,300               $    303,333
     Net realized gain on sales
        of investments                                    6,158,108                  6,035,273
     Increase in unrealized
        appreciation on investments                         823,542                  2,931,051
                                                       ------------               ------------
     Net change in net assets
        resulting from operations                         7,426,950                  9,269,657
                                                       ------------               ------------

DISTRIBUTIONS:
     Dividends from net investment income                  (449,137)                  (297,470)
     Distributions of net realized gains                (10,779,294)               (18,839,782)
                                                       ------------               ------------
     Total distributions to shareholders                (11,228,431)               (19,137,252)
                                                       ------------               ------------

CAPITAL SHARE TRANSACTIONS:
     Net proceeds from sale of shares                     2,255,738                  4,136,376
     Net asset value of shares issued to
        shareholders in reinvestment
        of distributions                                 11,068,006                 18,995,865
                                                       ------------               ------------
                                                         13,323,744                 23,132,241
     Cost of shares redeemed                            (12,403,489)                (5,557,724)
                                                       ------------               ------------
     Increase in net assets derived
        from capital share transactions                     920,255                 17,574,517
                                                       ------------               ------------

NET ASSETS:
     Total (decrease) increase in net assets             (2,881,226)                 7,706,922
     Beginning of year                                  111,849,574                118,278,141
                                                       ------------               ------------
     End of year (including
        undistributed net investment
        income of $305,724 and
        $257,848 respectively)                         $108,968,348               $125,985,063
                                                       ============               ============



                 See accompanying notes to financial statements




                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES
   Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

   The following summarizes the significant accounting policies of the Fund.

   Security Valuation -- Portfolio securities which are traded on a national securities exchange are valued at the last price as of the close of trading on the New York Stock Exchange or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices. Short-term securities are stated at amortized cost, which approximates current value.

   Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

   Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS
   WITH AFFILIATES
   Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net asset value of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1.5% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess.

3. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of common stock aggregated $15,257,825 and $19,167,242, respectively.


PORTFOLIO OF INVESTMENT SECURITIES -- April 30, 1999 SENTRY FUND, INC.      SENTRY FUND, INC.


                                                                                 VALUE
            SHARES                                                               (NOTE 1)
            ------                                                               --------
                           COMMON STOCKS (98.2%)
                           ---------------------
                           BUSINESS SERVICES (11.3%)
           150,000         Analysts Int'l Corp............................   $   1,950,000
            10,800         Central Parking................................         342,225
            25,000         Deluxe Corp....................................         865,625
           140,000         Ennis Business Form Inc........................       1,233,750
            90,000         FIServe, Inc. ..................................      5,270,625
            35,000         Sybron International Corp.(Wis)................         969,062
           100,000         United Stationers, Inc .........................      1,706,250

                           CONSUMER SERVICES (3.4%)
            25,000         Block (H & R), Inc. ............................      1,203,125
            50,000         Republic Services, Inc. ........................      1,028,125
            75,000         Stewart Enterprises Class A. ...................      1,490,625

                           DRUG & HEALTH CARE (0.7%)
           160,000         Endosonics Corp. ...............................        810,000

                           ELECTRONICS (8.3%)
            35,000         Int'l. Business Machines Corp. .................      7,321,563
           190,000         Savior Technology Group. .......................      1,710,000

                           ENERGY (5.2%)
            27,300         Cabot Oil & Gas Corp. ..........................        477,750
            10,000         Exxon Corporation...............................        830,625
            56,800         Oceaneering International Inc. .................        937,200
           250,000         Petroglyph Engery Inc. .........................        515,625
            29,500         R & B Falcon Corp. .............................        295,000
           150,000         Range Resources Corp. ..........................        768,750
            20,000         Texaco, Inc. ...................................      1,255,000
            20,000         USX-Marathon Group..............................        625,000

                           FINANCIAL (17.1%)
            26,250         Amsouth Bancorporation..........................      1,248,516
            48,290         Associated Banc-Corp. ..........................      1,756,549
            74,100         Community First Bankshares. ....................      1,514,419
            30,000         Home Federal Bancorp. Co. ......................        667,500
            40,400         National City Corp. ............................      2,898,700
            60,000         PNC Bank Corp. .................................      3,472,500
           100,000         St. Paul Bancorp Inc. ..........................      2,425,000
            80,750         Southtrust Corp. ...............................      3,217,383
            65,884         Washington Federal, Inc. .......................      1,457,683

                           FOODS (2.2%)
            82,500         Lancaster Colony Corp.. ........................      2,433,750

                           MANUFACTURING (17.8%)
          102,5000         Applied Power...................................      3,235,156
            15,000         Black & Decker Corp. ...........................        851,250
           170,000         General Cable Corp. ............................      2,528,750
            63,000         ITI Technologies................................      1,677,375
           167,500         Jason Inc. .....................................      1,172,500
            90,000         Manitowoc Co. Inc. .............................      3,431,250
            80,000         Oshkosh Truck Corp. ............................      2,960,000
            60,000         Rayovac Corp. ..................................      1,620,000
            72,500         Regal-Beloit Corp. .............................      1,567,813
            23,200         Shaw Group Inc. ................................        324,800



                                                                                  VALUE
            SHARES                                                                (NOTE)
            ------                                                                ------

                           RESTAURANT (14.8%)
           107,500         Consolidated Products...........................      1,941,719
            41,000         Cooker Restaurant Corp..........................        269,062
            90,000         Ihop Corp.......................................      4,117,500
           120,000         McDonald's Corp.................................      5,085,000
           119,400         Morton's Restaurant Group.......................      2,029,800
             5,000         Papa John's International Inc. .................        200,938
            66,000         Rare Hospitality International..................      1,188,000
            70,000         Ruby Tuesday Inc. ..............................      1,277,500

                           RETAIL (6.1%)
           195,000         Hancock Fabrics Inc. ...........................      1,230,937
           200,000         Walgreen Company . .............................      5,375,000

                           TOBACCO (6.2%)
           120,000         Philip Morris Cos., Inc. .......................      4,207,500
            90,000         UST, Inc. ......................................      2,508,750

                           TRANSPORTATION (5.1%)
            92,500         Harley-Davidson, Inc. ..........................      5,515,312
                                                                             -------------

                           Total Common Stocks                                 107,013,837
                                                                             -------------
                            (cost $65,002,266)
         PRINCIPAL
          AMOUNT
          ------
                           SHORT-TERM SECURITIES (1.9%)
                           ----------------------------
                           COMMERCIAL PAPER - DISCOUNTED
           559,000         Household Financial Corp.
                             Note due 5/3/99                                       558,857
           243,000         Norwest Financial Inc.
                             Note due 5/3/99                                       242,938
           594,000         Deere & Co.
                             Note due 5/4/99                                       593,766
           235,000         Household Financial Inc.
                             Note due 5/4/99                                       234,907
           471,000         Norwest Financial Inc.
                             Note due 5/5/99                                       470,759
                                                                             -------------
                           Total Short-Term Securities                           2,101,227
                                                                             -------------
                           (Cost $2,101,227)
                           TOTAL INVESTMENTS (100.1%)                          109,115,064
                           (Cost $67,103,493)
                           CASH AND RECEIVABLES
                             LESS LIABILITIES (-0.1%)                            (146,716)
                           NET ASSETS (100%)                                 $108,968,348)
                                                                             ============

                              See accompanying notes to financial statements

                                SENTRY FUND, INC.


FINANCIAL HIGHLIGHTS

The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:



                                                                            Year Ended October 31,
                                                              --------------------------------------------------
                                              For Six Months
                                              Ending 4-30-99  1998      1997       1996        1995        1994
                                              --------------  ----      ----       ----        ----        ----

      Net Asset Value, Beginning of Period        $19.80    $23.95     $18.19      $16.29      $15.39     $15.93
                                                  ------    ------     ------      ------      ------     ------

      Income From Investment Operations
      ---------------------------------
       Net Investment Income                         .08       .13        .17         .17        0.18        .18
       Net Realized and Unrealized Gains
        on Investments                              1.21      (.30)      6.70        3.01        1.65        .53
                                                    ----      ----       ----        ----        ----        ---
      Total from Investment Operations              1.29      (.19)      6.83        3.18        1.83        .71

      Less Distributions
      ------------------
       Dividends From Net Investment Income         (.08)     (.11)      (.16)       (.17)       (.17)      (.22)
       Distribution From Net Realized Gains        (1.92)    (3.85)      (.91)      (1.11)       (.76)     (1.03)
      Total Distributions                          (2.00)    (3.96)     (1.07)      (1.28)       (.93)     (1.25)

      Net Asset Value End of Period               $19.09    $19.80    $23.959      $18.19      $16.29     $15.39
                                                  ======    ======    =======      ======      ======     ======

      Total Return                                (1.62%)    (.76%)     39.23%      20.60%      12.97%      4.86%

      Net Assets, End of Period (in Thousands)  $108,968  $111,850   $118,278     $97,154     $84,374    $79,622
      Ratio of Expenses to Average Net Assets       .43%      .83%       .83%        .84%        .86%       .86%
      Ratio of Net Investment Income to
       Average Net Assets                           .40%      .55%       .61%        .95%       1.17%      1.19%
      Portfolio Turnover Rate                     14.26%    29.85%     40.75%      28.28%      26.54%     16.31%



==============================================================================
                                DIVIDEND NOTICE

On June 3, 1999, the Fund Directors declared a dividend from net investment income of $.04 per share and a long-term capital gain distribution of $.08 per share, payable June 10, 1999, to shareholders of record June 8, 1999.

==============================================================================

         BOARD OF DIRECTORS

         Thomas R. Copps
         David W. Graebel
         William J. Lohr
         Dale R. Schuh, Chairman
         Steven J. Umland

         OFFICERS

         James J. Weishan, President
         Susan M. DeBruin, Vice-President
         William M. O'Reilly, Secretary
         William J. Lohr, Treasurer

         INVESTMENT ADVISOR

         Sentry Investment Management, Inc.
         Stevens Point, Wisconsin

         UNDERWRITER

         Sentry Equity Services, Inc.
         Stevens Point, Wisconsin

         CUSTODIAN

         Citibank, N.A.
         New York, New York

         LEGAL COUNSEL

         Godfrey & Kahn
         Milwaukee, Wisconsin

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning sales charges and other pertinent information.